UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 13, 2006


                          FOODARAMA SUPERMARKETS, INC.
---------------------------------------------------------------
        (Exact name of registrant as specified in charter)


   New Jersey                  1-5745-1       21-0717108
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(State or other jurisdiction  (Commission     (IRS Employer
   of incorporation)           File Number) Identification No.)


Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728
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 (Address of principal executive offices)            (Zip code)


Registrant's telephone number, including area code:(732)462-4700


                                 Not Applicable
----------------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information
-------------------------------

Item 2.02. Results of Operations and Financial Condition.
--------------------------------------------------------

         On March 13, 2006 Foodarama Supermarkets, Inc. issued a press release announcing its consolidated financial results for its first quarter ended January 28, 2006. A copy of the press release is furnished as Exhibit 99.1 to this current report.

      The information furnished under Item 2.02 of this current report, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Section 9-Financial Statements and Exhibits
-------------------------------------------

Item 9.01. Financial Statements and Exhibits.
--------------------------------------------

         (c)Exhibits:

Exhibit No.       Description
----------        -----------

      99.1        Press Release, dated March 13, 2006,
                  of Foodarama Supermarkets, Inc.
                  Re: Consolidated Financial Results

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FOODARAMA SUPERMARKETS, INC.
                             ---------------------------
                                  (REGISTRANT)


                             By: /S/ Michael Shapiro
                                 -------------------
                                 Michael Shapiro
                                 Senior Vice President
                                 Chief Financial Officer


Date: March 14, 2006

                                  EXHIBIT INDEX


Exhibit No.       Description
----------        -----------

99.1     Press Release, dated March 13, 2006, of Foodarama Supermarkets, Inc.
         Re: Consolidated Financial Results

                                                                    EXHIBIT 99.1

                               Foodarama Supermarkets, Inc.
                               Building 6, Suite 1, Hwy 33, Freehold,  N.J.07728


                            CONTACT:    Michael Shapiro
                                        Senior Vice President
                                        Chief Financial Officer
                                        (732) 294-2270

FOR IMMEDIATE RELEASE

FOODARAMA SUPERMARKETS, INC.
REPORTS FIRST QUARTER RESULTS

      Freehold, N.J., March 13, 2006 -- Foodarama Supermarkets, Inc. (ASE-FSM) today announced that sales for the 13 weeks ended January 28, 2006 totaled $323,871,000, compared to $317,589,000 for the prior year period. Same store sales from the twenty five stores operated in both periods increased 2.3% period to period. Sales for the current quarter included the operations of the new location in Pennington, New Jersey purchased from Wakefern Food Corporation in September 2005. In November 2005, a location in Edison, New Jersey was closed at the end of its lease term.

      In the current quarter net income was $613,000 or $.59 per diluted share. The Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") for the first quarter ended January 28, 2006 were $10,981,000.

      For the thirteen weeks ended January 29, 2005, the Company reported net income of $253,000 or $.24 per diluted share. The Company's EBITDA for the first quarter ended January 29, 2005 were $10,737,000.

          EBITDA is presented because management believes that EBITDA is a useful supplement to net income and other measurements under accounting principles generally accepted in the United States since it is a meaningful measure of a company's performance and ability to meet its future debt service requirements, fund capital expenditures and meet working capital requirements. EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States and should not be considered as an alternative to (i) net income (or any other measure of performance under generally accepted accounting principles) as a measure of performance or (ii) cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. The following table reconciles reported net income to EBITDA.

                                                 Thirteen Weeks Ended
                                                 --------------------
                                         January 28, 2006      January 29, 2005
                                         ----------------      ----------------

Net income                                  $     613,000           $   253,000
Add:
Interest expense, net                           4,592,000             4,624,000
Income tax provision                              378,000               155,000
Depreciation                                    5,311,000             5,494,000
Amortization                                       87,000               211,000
                                            -------------          ------------
EBITDA                                      $  10,981,000          $ 10,737,000
                                            =============          ============

                  FOODARAMA SUPERMARKETS, INC. AND SUBSIDIARIES
                  Consolidated Operating Highlights (unaudited)



For the 13 weeks ended                     January 28, 2006   January 29,  2005
----------------------                     ----------------   -----------------

Sales..............................          $ 323,871,000        $ 317,589,000
Net income ........................                613,000              253,000
Net income per diluted share.......                   $.59                 $.24
Weighted average diluted shares outstanding      1,040,875            1,035,753
EBITDA.............................          $  10,981,000        $  10,737,000